Exhibit 10.5(c)

Execution Version

AMENDMENT NO. 3

THIS AMENDMENT NO. 3, dated as of May 28, 2025 (this “Agreement”), by and among BW GAS & CONVENIENCE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), BW GAS & CONVENIENCE PARENT, LLC, a Delaware limited liability company (“Holdings”), the other guarantors party hereto (collectively with Holdings, the “Guarantors”), JPMORGAN CHASE BANK, N.A., as administrative agent (“Administrative Agent”), each of the Existing Revolving Lenders (as defined below) party hereto and each L/C Issuer party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 2, 2021 (as amended by that certain Joinder and Amendment Agreement No. 1, dated as of November 23, 2022, that certain Amendment No. 2, dated as of May 26, 2023 and as may further be amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Holdings, the Borrower, the Lenders party thereto from time to time, and JPMORGAN CHASE BANK, N.A., as Administrative Agent;

WHEREAS, pursuant to Section 10.01(d) of the Credit Agreement, the Borrower, the Administrative Agent and each of the Lenders directly affected thereby may enter into any amendment or waiver of the Credit Agreement that by its terms postpones any date fixed in the Credit Agreement or any other Loan Document for any payment as set forth thereunder;

WHEREAS, (i) the Borrower has requested that each of the Administrative Agent and the Revolving Credit Lenders (as defined in the Credit Agreement) immediately prior to the Effective Date (as defined below) (each an “Existing Revolving Lender” and together, the “Existing Revolving Lenders”) agrees to amend the Maturity Date with respect to its applicable Revolving Credit Commitments as more fully described herein, and (ii) the Administrative Agent and the Existing Revolving Lenders (which constitute all of the Lenders directly affected by the amendment contemplated pursuant to this Agreement) have agreed to permit such amendment and the other amendments as set forth herein, all subject to the terms and conditions set forth herein;

WHEREAS, each Existing Revolving Lender and L/C Issuer party hereto that submitted a signature page to this Agreement (i) has agreed to the amendments contemplated by this Agreement, and (ii) authorizes and directs the Administrative Agent to enter into this Agreement; and

WHEREAS, JPMorgan Chase Bank, N.A., Keybank National Association, Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., BMO Bank N.A., and Goldman Sachs Bank USA will act as joint lead arrangers and joint bookrunners (collectively, the “Third Amendment Arrangers”) in connection with this Agreement and the Amended Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Amendments to the Credit Agreement. As of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Agreement, the Credit Agreement is hereby amended as follows:

i.            The following definition is hereby added in the appropriate alphabetical order to Section 1.01:

“Amendment No. 3” means that certain Amendment No. 3, dated as of, and effective on, May 28, 2025, by and among the Borrower, Holdings, the other Loan Parties party thereto, the Revolving Credit Lenders party thereto, the L/C Issuers party thereto, and the Administrative Agent.

ii.            The defined term “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Arrangers” means JPMorgan Chase Bank, N.A., Keybank National Association, Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., BMO Bank N.A., and Goldman Sachs Bank USA, in their capacities as joint lead arrangers and joint bookrunners.”

iii.          The defined term “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Loan Documents” means this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, each Note, each Issuer Document, the Collateral Documents, the Pari Passu Intercreditor Agreement, the Junior Lien Intercreditor Agreement, the Fee Letters, each agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement, any Refinancing Amendment, any Joinder Agreement and any other agreement or instrument designated as a “Loan Document” by its terms.”

iv.          The defined term “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Maturity Date” means, (i) with respect to the Initial Term Loans and any subsequent additions thereto, the date that is seven years after the Closing Date, (ii) with respect to the Original Revolving Credit Facility and any subsequent additions thereto, April 2, 2027, (iii) with respect to any Refinancing Term Loans or Other Revolving Commitments, the final maturity date applicable thereto as specified in the applicable Refinancing Amendment and (iv) with respect to any Incremental Term Loans, the final maturity date applicable thereto as specified in the applicable Joinder Agreement; provided, (i) in each case, that if such date is not a Business Day, then the applicable Maturity Date shall be the preceding Business Day and (ii) if the applicable Maturity Date is extended for such Lender pursuant to Section 2.18, the applicable Maturity Date shall be such extended maturity date as determined pursuant to such Section 2.18.”.

2.	Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Existing Revolving Lenders as of the date hereof as to each of the matters set forth below:

i.	no Event of Default exists before or after giving effect to this Agreement;

ii.	the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein)) on and as of such date, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; and

iii.	this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the other Loan Parties party hereto and constitutes the legal, valid and binding obligations of Holdings, the Borrower and each such other Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

3.	Conditions. The effectiveness of this Agreement (the “Effective Date”) is subject to the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent:

i.	Counterparts. The Administrative Agent having received the executed counterparts of this Agreement executed by the Borrower, Holdings, each other Loan Party, the Administrative Agent, each L/C Issuer and each Existing Revolving Lender (which constitute all of the Lenders directly affected by the contemplated amendment);

ii.	Legal Opinions. The Administrative Agent shall have received an executed legal opinion from each of (A) Mayer Brown LLP, counsel to the Loan Parties, and (B) Faegre Drinker Biddle & Reath LLP, Iowa special counsel to the Loan Parties organized in such jurisdiction, in each case, in form and substance reasonably satisfactory to the Administrative Agent;

iii.	Closing Certificate. The Administrative Agent shall have received a certificate attesting to the compliance with clauses (i) and (ii) of Section 2 above on the Effective Date from a Responsible Officer of the Borrower;

iv.	Secretary’s Certificate. The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement;

v.	Solvency Certificate. The Administrative Agent shall have received a certificate attesting to the Solvency of the Borrower and its Subsidiaries (taken as a whole) on the Effective Date after giving effect to the transactions contemplated hereby, from a Responsible Officer of the Borrower, substantially in the form of Exhibit J to the Credit Agreement; and

vi.	Fees. Without duplication of any costs, fees, expenses, compensation or other amounts otherwise included in this Section 3(vi):

a.	The Administrative Agent shall have been reimbursed for (i) all reasonable and documented out-of-pocket expenses required to be reimbursed by the Borrower pursuant to Section 10.04 of the Credit Agreement (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent), and (ii) all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Agreement or otherwise previously agreed to in writing to be paid to the Third Amendment Arrangers, in each case, to the extent invoiced at least two (2) Business Days prior to the Effective Date; and

b.	The Borrower shall have paid (or caused to be paid) to the Administrative Agent, for the account of each Existing Revolving Lender that consents to this Agreement prior to the Effective Date (ratably in accordance with each such Existing Revolving Lender’s respective Revolving Credit Commitment), a consent fee equal to 0.10% of the Revolving Credit Commitment of each such consenting Existing Revolving Lender as of the Effective Date, which shall be fully earned and due and payable on the Effective Date.

4.	Reaffirmation; No Novation. Each of the undersigned Loan Parties hereby (i) confirms its respective prior guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is party and (ii) agrees that, neither the modification of the Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement (a) impairs the validity, effectiveness or priority of Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

5.	Amendment, Modification and Waiver. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Agreement may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

6.	Entire Agreement. This Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

7.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR TO THE NEGOTIATION, EXECUTION OR PERFORMANCE THEREOF OR TO THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.	Loan Document. This Agreement shall constitute a Loan Document under the terms of the Amended Credit Agreement.

9.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

10.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this Agreement or signature delivered by telecopier, .pdf or other electronic imaging means. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

11.	USA PATRIOT ACT. Each of the Existing Revolving Lenders that is subject to the Act (as hereinafter defined), the Beneficial Ownership Regulation, and the Administrative Agent (for itself and not on behalf of such Existing Revolving Lenders) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Existing Revolving Lender or the Administrative Agent, as applicable, to identify the Borrower and each Guarantor in accordance with the Act and the Beneficial Ownership Regulation. The Borrower shall, and shall cause each Guarantor to, promptly following a request by the Administrative Agent or such Existing Revolving Lender, provide all documentation and other information that the Administrative Agent or such Existing Revolving Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BW GAS & CONVENIENCE HOLDINGS, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas Nicholas Trkla
Title:	Chief Executive Officer

BW GAS & CONVENIENCE PARENT, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas Nicholas Trkla
Title:	Chief Executive Officer

[Signature Page to Amendment No. 3]

BW GAS & CONVENIENCE RETAIL, LLC
By:	/s/ Thomas N. Trkla
Name:	Thomas Nicholas Trkla
Title:	Chief Executive Officer

BW GAS & CONVENIENCE REAL ESTATE, LLC
By:	/s/ Thomas N. Trkla
Name:	Thomas Nicholas Trkla
Title:	Chief Executive Officer
BW GAS & CONVENIENCE JOBBER, LLC
By:	/s/ Thomas N. Trkla
Name:	Thomas Nicholas Trkla
Title:	Chief Executive Officer

4R ENERGY, L.L.C.
By:	/s/ Thomas N. Trkla
Name:	Thomas Nicholas Trkla
Title:	Chief Executive Officer

RE ENERGY COMPANY, L.L.C.
By:	/s/ Thomas N. Trkla
Name:	Thomas Nicholas Trkla
Title:	Chief Executive Officer

[Signature Page to Amendment No. 3]

Consented to by:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Revolving Credit Lender and as an L/C Issuer

By:	/s/ Scott W. Downs
Name:	Scott W. Downs
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Revolving Credit Lender

By:	/s/ Gavin Graham
Name:	Gavin Graham
Title:	Vice President

BARCLAYS BANK PLC,
as a Revolving Credit Lender and as an L/C Issuer

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Director

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Revolving Credit Lender and as an L/C Issuer

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

BMO BANK N.A.,
as a Revolving Credit Lender and as an L/C Issuer

By:	/s/ Brenda Garcia
Name:	Brenda Garcia
Title:	Director

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA,
as a Revolving Credit Lender and as an L/C Issuer

By:	/s/ Ananda DeRoche
Name:	Ananda DeRoche
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]